Exhibit 99.1

This Statement on Form 4 is filed jointly by Peridot Acquisition Sponsor II, LLC
, CEC Aventurine Holdings, LLC, Carnelian Energy Capital III, L.P., Carnelian
Energy Capital GP III, L.P., Carnelian Energy Capital Holdings, LLC, Tomas
Ackerman and Daniel Goodman. The principal business address of each of these reporting persons is 2229 San Felipe Street, Suite 1450, Houston, Texas 77019.

Name of Designated Filer: Peridot Acquisition Sponsor II, LLC

Date of Event Requiring Statement:March 17, 2021

Issuer Name and Ticker or Trading Symbol:           Peridot Acquisition Corp. II
                                                    (NYSE: PDOT)

    PERIDOT ACQUISITION SPONSOR, LLC

    By: /s/ Jeffrey Gilbert
        -------------------
    Name: Jeffrey Gilbert
    Title: General Counsel and Corporate Secretary

    CEC AVENTURINE HOLDINGS, LLC

    By: Carnelian Energy Capital III, L.P.
    By: Carnelian Energy Capital GP III, L.P.
    Its: General Partner
    By: Carnelian Energy Capital Holdings, LLC
    Its: General Partner

    By: /s/ Tomas Ackerman
        ------------------
    Name: Tomas Ackerman
    Title: Manager

    CARNELIAN ENERGY CAPITAL III, L.P.

    By: Carnelian Energy Capital GP III, L.P.
    Its: General Partner
    By: Carnelian Energy Capital Holdings, LLC
    Its: General Partner

    By: /s/ Tomas Ackerman
        ------------------
    Name: Tomas Ackerman
    Title: Manager

    CARNELIAN ENERGY CAPITAL GP III, L.P.

    By: Carnelian Energy Capital Holdings, LLC
    Its: General Partner

    By: /s/ Tomas Ackerman
        ------------------
    Name: Tomas Ackerman
    Title: Manager

    CARNELIAN ENERGY CAPITAL HOLDINGS, LLC

    By: /s/ Tomas Ackerman
        ------------------
    Name: Tomas Ackerman
    Title: Managing Member

    By: /s/ Daniel Goodman
        ------------------
    Name: Daniel Goodman
    Title: Managing Member

    TOMAS ACKERMAN

    By: /s/ Tomas Ackerman
        ------------------
    Name: Tomas Ackerman

    DANIEL GOODMAN

    By: /s/ Daniel Goodman
        ------------------
    Name: Daniel Goodman